                                                                    Exhibit 10.1



                         SUBSIDIARY ASSUMPTION AGREEMENT


         SUBSIDIARY ASSUMPTION AGREEMENT, dated as of June 30, 2003 (this "Agreement"), made by GMB, Inc., a corporation organized under the laws of the State of North Carolina ("GMB"), FHS, Inc., a corporation organized under the laws of the State of Delaware ("FHS"), R.J. Reynolds Tobacco Co., a corporation organized under the laws of the State of Delaware ("Reynolds Tobacco"), Santa Fe Natural Tobacco Company, Inc., a corporation organized under the laws of the State of New Mexico ("Santa Fe"), and RJR Packaging, LLC, a limited liability company organized under the laws of the State of Delaware ("RJR Packaging", and together with GMB, FHS, Reynolds Tobacco and Santa Fe, the "New Subsidiaries", and each a "New Subsidiary"). Except as otherwise defined herein, capitalized terms used herein and not otherwise defined shall have the meaning assigned to those terms in the Credit Agreement (as hereinafter defined).


                              W I T N E S S E T H :
                              - - - - - - - - - -


         WHEREAS, R.J. Reynolds Tobacco Holdings, Inc. (f/k/a/ RJR Nabisco, Inc.), a Delaware corporation (the "Borrower"), various lending institutions (the "Lenders") and JPMorgan Chase Bank, as Administrative Agent (the "Administrative Agent"), are parties to a Second Amended and Restated Credit Agreement, dated as of May 10, 2002 (as so amended and restated and as the same may be further amended, modified, restated and/or supplemented from time to time, the "Credit Agreement");

         WHEREAS, R.J. Reynolds Tobacco Company, RJR Acquisition Corp. and the Administrative Agent are parties to a Third Amended and Restated Subsidiary Guaranty Agreement, dated as of January 17, 2003 (as so amended and restated and as the same may be further amended, modified, restated and/or supplemented from time to time, the "Subsidiary Guaranty"); and

         WHEREAS, each New Subsidiary desires to execute and deliver this Agreement and to become a party to the Subsidiary Guaranty in order to satisfy the requirements set forth in Section 7.11(a) of the Credit Agreement;

         NOW, THEREFORE, IT IS AGREED:

         1. Subsidiary Guaranty. By executing and delivering this Agreement, each New Subsidiary hereby (i) becomes a party to the Subsidiary Guaranty as a "Guarantor" thereunder with the same force and effect as if originally named therein as a Guarantor, (ii) expressly, irrevocably, absolutely and jointly and severally assumes all obligations and liabilities of a "Guarantor" under the Subsidiary Guaranty and (iii) makes each of the representations and warranties contained in the Subsidiary Guaranty on the date hereof, after giving effect to this Agreement. Each reference to a "Guarantor" in the Subsidiary Guaranty shall be deemed to include each New Subsidiary. In accordance with Section 24 of the Subsidiary Guaranty, attached as Annex I to this Agreement are executed counterparts of the Subsidiary Guaranty with respect to each New Subsidiary.

         2. Representations and Warranties; Acknowledgment; Counterparts; Supplements; Severability; Binding Effect; Credit Document. Each New Subsidiary represents and warrants that this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligations, enforceable against it in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and equitable principles of general applicability. Each New Subsidiary hereby acknowledges that it has received copies of and is familiar with the terms of the Subsidiary Guaranty. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Except as expressly supplemented hereby, the Subsidiary Guaranty shall remain in full force and effect. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. This Agreement shall be binding upon the parties hereto and their respective permitted successors and assigns. From and after the execution and delivery hereof by the parties hereto, this Agreement shall constitute a "Credit Document" for all purposes of the Credit Agreement and the other Credit Documents.

         3. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS).

                                      * * *

         IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered by their respective authorized officers as of the date first above written.



                                           GMB, INC.


                                           By: /s/ Daniel A. Fawley
                                              ----------------------------------
                                              Name:  Daniel A. Fawley
                                              Title: Treasurer


                                           FHS, INC.


                                           By: /s/ Caroline M. Price
                                              ----------------------------------
                                              Name:  Caroline M. Price
                                              Title: President


                                           R.J. REYNOLDS TOBACCO CO.


                                           By: /s/ Lynn L. Lane
                                              ----------------------------------
                                              Name:  Lynn L. Lane
                                              Title: Treasurer


                                          SANTA FE NATURAL TOBACCO COMPANY, INC.


                                          By: /s/ McDara P. Folan, III
                                             -----------------------------------
                                             Name:  McDara P. Folan, III
                                             Title: Assistant Secretary


                                          RJR PACKAGING, LLC


                                          By: /s/ McDara P. Folan, III
                                             -----------------------------------
                                             Name:  McDara P. Folan, III
                                             Title: Secretary

Accepted and Agreed to:

JPMORGAN CHASE BANK,
as Administrative Agent for the Lenders


By: /s/ Robert T. Sacks
    ---------------------------------------
    Name:  Robert T. Sacks
    Title: Managing Director

                                                                         ANNEX I



                               SUBSIDIARY GUARANTY



                                           GMB, INC.


                                           By: /s/ Daniel A. Fawley
                                              ----------------------------------
                                              Name:  Daniel A. Fawley
                                              Title: Treasurer


                                           FHS, INC.


                                           By: /s/ Caroline M. Price
                                              ----------------------------------
                                              Name:  Caroline M. Price
                                              Title: President


                                           R.J. REYNOLDS TOBACCO CO.


                                           By: /s/ Lynn L. Lane
                                              ----------------------------------
                                              Name:  Lynn L. Lane
                                              Title: Treasurer


                                          SANTA FE NATURAL TOBACCO COMPANY, INC.


                                          By: /s/ McDara P. Folan, III
                                             -----------------------------------
                                             Name:  McDara P. Folan, III
                                             Title: Assistant Secretary


                                          RJR PACKAGING, LLC


                                          By: /s/ McDara P. Folan, III
                                             -----------------------------------
                                             Name:  McDara P. Folan, III
                                             Title: Secretary